Exhibit 10.16

EXECUTION COPY

ASSUMPTION AGREEMENT (this “Assumption Agreement”) made as of February 4, 2008, among Serafina Acquisition Limited, a Bermuda exempted company (the “Borrower”), Intelsat (Bermuda), Ltd., a Bermuda exempted company (the “Successor”) and Credit Suisse, Cayman Islands Branch, in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS the Borrower has heretofore executed and delivered to the Administrative Agent (a) a $2,805,000,000 Senior Unsecured Bridge Loan Credit Agreement dated as of February 4, 2008, among the Borrower, the several lenders party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and the other parties thereto and (b) a $2,155,000,000 Senior Unsecured PIK Election Bridge Loan Credit Agreement dated as of February 4, 2008, among the Borrower, the several lenders party thereto, Credit Suisse, Cayman Islands Branch, as Administrative Agent, and the other parties thereto (each a “Bridge Loan Agreement” and, together the “Bridge Loan Agreements”);

WHEREAS on the date hereof, the Borrower has assigned all of its liabilities and obligations with respect to the Bridge Loan Agreements and the Loans thereunder to the Successor (the “Transfer”);

WHEREAS Section 10.10(d) of each of the Bridge Loan Agreements provides that in connection with the Transfer, the Successor is required to execute and deliver to the Administrative Agent a document pursuant to which the Successor expressly assumes all of the obligations of the Borrower under such Bridge Loan Agreement and the Loans on the terms and conditions set forth herein;

WHEREAS Section 10.10(d) of each of the Bridge Loan Agreements expressly permits the Transfer;

WHEREAS pursuant to Section 10.11 of each of the Bridge Loan Agreements, concurrently with the Transfer permitted under Section 10.10(d) of each of the Bridge Loan Agreements, the Successor shall succeed to and be substituted for, and may exercise every right and power of, the Borrower under such Bridge Loan Agreement with the same effect as if such Successor has been named as the Borrower in such Bridge Loan Agreement, and the Borrower shall thereby be released of its obligations and liabilities under the Bridge Loan Agreements and the Loans;

WHEREAS in accordance with Section 14.1(a)(ii) of each of the Bridge Loan Agreements, the parties hereto desire to amend such Bridge Loan Agreement as described below; and

WHEREAS pursuant to Section 14.1(a)(ii) of each of the Bridge Loan Agreements, the Borrower and the Administrative Agent are authorized to execute and deliver this Assumption Agreement;

NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the Borrower, the Successor and the Administrative Agent mutually covenant and agree for the equal and ratable benefit of the Lenders as follows:

1. Defined Terms. As used in this Assumption Agreement, capitalized terms defined in the Bridge Loan Agreements and not otherwise defined herein have the meanings assigned such terms in the Bridge Loan Agreements. The words “herein,” “hereof” and hereby and other words of similar import used in this Assumption Agreement refer to this Assumption Agreement as a whole and not to any particular section hereof.

2. Agreement to Assume Obligations. The Successor hereby agrees to assume the Borrower’s obligations under each of the Bridge Loan Agreements and the Loans on the terms and subject to the conditions set forth in such Bridge Loan Agreement and the Loans, and succeed to and be substituted for, and may exercise every right and power of, the Borrower under the Bridge Loan Agreements and the Loans with the same effect as if such Successor has been named as the Borrower in such Bridge Loan Agreement and the Loans, and the Borrower shall thereby be released of its obligations under the Bridge Loan Agreements and the Loans.

3. Notices. All notices or other communications to the Successor shall be in writing and delivered in person, via facsimile or mailed by first-class mail addressed as follows:

Intelsat (Bermuda), Ltd.

c/o Intelsat, Ltd.

Wellesley House North, 2nd Floor

90 Pitts Bay Road

Pembroke, Bermuda HM 08

4. Ratification of Bridge Loan Agreement; Assumption Agreement Part of Bridge Loan Agreement. Except as expressly amended hereby, the Bridge Loan Agreements are in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Assumption Agreement shall form a part of each of the Bridge Loan Agreements for all purposes, and every Lender shall be bound hereby.

7. Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8. Administrative Agent Makes No Representation. The Administrative Agent makes no representation as to the validity or sufficiency of this Assumption Agreement.

9. Counterparts. The parties may sign any number of copies of this Assumption Agreement. Each signed copy shall be an original, but all of them together represent the same agreement.

10. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

IN WITNESS WHEREOF, the parties hereto have caused this Assumption Agreement to be duly executed as of the date first above written.

INTELSAT (BERMUDA), LTD.

By:
Name:
Title:

SERAFINA ACQUISITION LIMITED

By:
Name:
Title:

[Bridge Loans Assumptions Agreement Signature Page]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, AS ADMINISTRATIVE AGENT

By:
Name:
Title:

[Bridge Loans Assumptions Agreement Signature Page]